UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934, as amended

Date of Report (Date of Earliest Event Reported): December 15, 2004 (December 14, 2004)

THE PEP BOYS - MANNY, MOE & JACK

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

3111 W. Allegheny Ave. Philadelphia, PA		19132
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone, including area code: 215-430-9000

(not applicable)
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into Material Definitive Agreement.

On December 14, 2004, The Pep Boys–Manny, Moe & Jack (the “Company”) entered into an Indenture (the “Indenture”) with Wachovia Bank, National Association, as trustee, and a First Supplemental Indenture (the “First Supplemental Indenture”), among the Company, as issuer, The Pep Boys Manny Moe & Jack of California, Pep Boys – Manny, Moe & Jack of Delaware, Inc. and Pep Boys – Manny, Moe & Jack of Puerto Rico, Inc., as guarantors, and Wachovia Bank, National Association, as trustee, relating to the issuance of $200,000,000 in aggregate principal amount of the Company’s 7.50% Senior Subordinated Notes due 2014 (the “Notes”).

The Notes bear interest at the rate of 7.50% per annum payable semiannually on June 15 and December 15 of each year, commencing on June 15, 2005.  The Notes mature on December 15, 2014 and are subject to the terms and conditions set forth in the Indenture and the First Supplemental Indenture.

The Company is filing the Indenture as Exhibit 4.1 to this Form 8-K.  The First Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K.  The descriptions of the material terms of the Indenture and First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 2.03                       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

4.1           Indenture, dated as of December 14, 2004, between The Pep Boys – Manny, Moe & Jack, as issuers, and Wachovia Bank, National Association, as trustee.

4.2           Supplemental Indenture, dated as of December 14, 2004, among The Pep Boys – Manny, Moe & Jack as issuer, The Pep Boys Manny Moe & Jack of California, Pep Boys – Manny, Moe & Jack of Delaware, Inc. and Pep Boys – Manny, Moe & Jack of Puerto Rico, Inc., as guarantors, and Wachovia Bank, National Association, as trustee, relating to the issue and sale of $200,000,000 of 7.50% Senior Subordinated Notes due 2014.

5.1           Opinion of Morgan, Lewis & Bockius LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS – MANNY, MOE & JACK

	By:	/s/ Bernard K. McElroy
	Name:	Bernard K. McElroy
	Title:	Vice President-Chief Accounting Officer and Treasurer
December 15, 2004

INDEX TO EXHIBITS

Exhibit No.	Exhibit

4.1	Indenture, dated as of December 14, 2004, between The Pep Boys – Manny, Moe & Jack, as issuers, and Wachovia Bank, National Association, as trustee.

4.2

Supplemental Indenture, dated as of December 14, 2004, among The Pep Boys – Manny, Moe & Jack as issuers, The Pep Boys Manny Moe & Jack of California, Pep Boys — Manny, Moe & Jack of Delaware, Inc. and Pep Boys — Manny, Moe & Jack of Puerto Rico, Inc. as guarantors, and Wachovia Bank, National Association, as trustee, relating to the issue and sale of $200,000,000 of 7.50% Senior Subordinated Notes due 2014.

5.1	Opinion of Morgan, Lewis & Bockius LLP